FINANCIAL (EXPENSES) INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial expenses:
Interest, bank charges and fees	$ (219)	$ (211)	$ (165)
Exchange differences, net	0	(66)	0
Unwind of discount earn out liability	(118)	0	0
Total financial expenses	(337)	(277)	(165)
Financial income:
Exchange differences, net	34	0	32
Total financial income	34	0	32
Total financial expenses, net	$ (303)	$ (277)	$ (133)